Ariel Investment Trust

Ariel Discovery Fund

(Investor Class ARDFX, Institutional Class ADYIX)

Prospectus and Statement of Additional Information Supplement: April 12, 2019

This is a Supplement to the Prospectus for Ariel Investment Trust and Summary Prospectus for Ariel Discovery Fund (together, the “Prospectuses”), and Statement of Additional Information (the “SAI”) for Ariel Investment Trust dated February 1, 2019

This Supplement provides new and additional information relating to Ariel Discovery Fund beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF ARIEL DISCOVERY FUND

Reorganization of Ariel Discovery Fund with and into Ariel Fund

On April 12, 2019, the Board of Trustees (the “Board”) of Ariel Investment Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of Ariel Discovery Fund with and into Ariel Fund, each a separate series of the Trust. The Agreement provides for the transfer of the assets and liabilities of Ariel Discovery Fund in exchange for shares of Ariel Fund (the “Reorganization”). The Board approved the Reorganization based upon the Board’s determination that the Reorganization is in the best interest of Ariel Discovery Fund and Ariel Fund and their respective shareholders, and that the Reorganization will not dilute the interests of Ariel Discovery Fund’s shareholders. The Reorganization is expected to be a tax-free transaction, and the costs directly related to the transaction will be paid by Ariel Investments, LLC, the investment adviser to Ariel Discovery Fund and Ariel Fund.

Limitation on Purchases

After April 16, 2019, no purchases of Ariel Discovery Fund will be processed, except pursuant to existing Automatic Investment Programs and automatic dividend reinvestment arrangements.

More Information

The Reorganization is not subject to shareholder approval. Therefore, no action is required by Ariel Discovery Fund shareholders. In advance of the Reorganization, a combined information statement and prospectus that contains more information about the Reorganization will be mailed to shareholders of Ariel Discovery Fund. It is expected that the Reorganization will occur on or after June 21, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.